PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to Prospectus dated November 1, 2017

The following changes are effective November 6, 2017.

1.

The following replaces the fourth, fifth and sixth paragraphs under “Purchasing Shares”:

Your initial investment must be at least $50,000 except as noted below.  Institutional Class shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Institutional Class shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Institutional Class shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Institutional Class shares solely when acting as an agent for the investor.  An investor acquiring Institutional Class shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.   Institutional Class shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.

The Institutional Class minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information) and the ReFlow Liquidity Program. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Institutional Class shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Institutional Class shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Institutional Class shares of Eaton Vance funds is at least $50,000 (or is anticipated by the principal underwriter to reach $50,000).

Institutional Class shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-260-0761  to be assigned an account number.  You may request an account application by calling 1-800-260-0761  Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-260-0761 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Eaton Vance website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-260-0761 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

2.

The following replaces the fourth, fifth, sixth and seventh paragraphs after the table under “Redeeming Shares”:

If your shares are held directly with the Fund's transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by the Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipted.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

The Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, the Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in kind must notify the Fund on or before submitting the redemption request by calling 1-800-260-0761.  Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in kind, including the procedures for submitting such redemption requests, is contained in the Fund’s Statement of Additional Information.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

November 1, 2017	27578 11.1.17